UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 24, 2023

KOIL ENERGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30351	75-2263732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1310 Rankin Road, Houston, TX 77073

(Address of principal executive offices) (Zip Code)

(281) 517-5000

Registrant’s telephone number, including area code

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	Entry into a Material Definitive Agreement.

On May 24, 2023, Koil Energy Solutions, Inc. (“Koil Energy”) entered into a Purchase and Sale Agreement/Security Agreement (“Factoring Agreement”) with Zions Bancorporation, N.A., d/b/a Amegy Bank Business Credit (“Amegy”), which provides for Koil Energy from time to time to sell its accounts receivable and other rights to Amegy. Amegy has the right to approve or reject future accounts receivable or other items of any kind proposed for sale under this Factoring Agreement in its sole discretion, and no course of conduct shall establish any commitment to purchase future accounts receivable or other items of any kind.

The purchase price for the receivables shall be the gross amount of the invoice minus the discount. The “discount” means 15% of the gross amount of an invoice that is generated by the rendering of services or selling of goods on a time and materials basis, and 25% of the gross amount of an invoice that is generated by the rendering of services or selling of goods on a milestone billing basis.

Amegy shall have the right to charge back any receivable to Koil Energy and Koil Energy shall have the obligation to repurchase such receivable, if (a) the receivable is not paid to Amegy within 90 days from the invoice date, at which time it will be deemed to be in dispute, (b) any dispute arises with respect to such receivable, (c) Koil Energy or Amegy discovers or determines that any representation or warranty made by Koil Energy in this Factoring Agreement or in any document executed in connection with this Factoring Agreement (the “Purchase Documents”) is false or misleading, or (d) Koil Energy breaches any covenant or agreement contained in this Factoring Agreement or in any Purchase Document or is otherwise in default hereof.

The receivables sold shall bear an interest rate computed as Wall Street Journal Prime Rate (“Prime Rate”) plus 2.00%. The Prime Rate has a floor and at no time shall it be less than 8.00% for the purposes of this Agreement.

A copy of the Factoring Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation Under An Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits:

10.1	Purchase and Sale Agreement/Security Agreement between Zions Bancorporation, N.A., d/b/a Amegy Bank Business Credit, and Koil Energy Solutions, Inc., dated May 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 26, 2023

KOIL ENERGY SOLUTIONS, INC.

By:	/s/ Charles K. Njuguna
Charles K. Njuguna
President, Chief Executive Officer and Chief Financial Officer

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